Exhibit 10.1

Execution Version

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 14, 2015 (the “Effective Date”) by and among ARC LOGISTICS PARTNERS LP, a Delaware limited partnership (the “MLP”), ARC LOGISTICS LLC, a Delaware limited liability company (the “Parent”), ARC TERMINALS HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), certain other Affiliates of the Borrower party hereto and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the MLP, the Parent, the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”) and SunTrust Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of November 12, 2013 (as amended by that certain First Amendment to Second Amended and Restated Revolving Credit Agreement and Amended and Restated Guaranty and Security Agreement, dated as of January 21, 2014, and that certain Second Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of April 13, 2015, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has entered into that certain Contribution Agreement, dated as of July 14, 2015, pursuant to which the Borrower will acquire all of the issued and outstanding membership interests of UET Midstream, LLC, a North Dakota limited liability company (“UET Midstream”) (such acquisition, the “Pawnee Acquisition”); and

WHEREAS, the Lenders have agreed to, among other things, (i) permit the Pawnee Acquisition, (ii) provide certain Incremental Commitments and (iii) make certain other modifications to the Credit Agreement, as more fully set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended:

(i) by adding the following definitions thereto in alphabetical order as follows:

“Pawnee Acquisition” shall mean the acquisition by the Borrower of all of the Capital Stock of UET Midstream, LLC, a North Dakota limited liability company.

“Pawnee Acquisition Fee Letter” shall mean that certain fee letter, dated as of July 14, 2015, executed by SunTrust Robinson Humphrey, Inc. and the Administrative Agent and accepted by the Borrower.

“Pawnee Acquisition Incremental Commitments” shall mean the Incremental Commitments in the aggregate principal amount of $25,000,000 made on the Third Amendment Effective Date.

“Pawnee Terminal” shall have the meaning assigned to such term in that certain Contribution Agreement, dated as of July 14, 2015, by and among United Energy Trading, LLC, Hawkeye Midstream, LLC and the Borrower.

“Pawnee Terminalling Contracts” shall mean terminalling contracts entered into during calendar years 2014 and 2015 related to existing tankage at the Pawnee Terminal as of the Third Amendment Effective Date.

“Third Amendment” shall mean that certain Third Amendment to this Agreement, dated as of July 14, 2015.

“Third Amendment Effective Date” shall mean July 14, 2015.

(ii) by amending the definition of “Aggregate Revolving Commitment Amount” therein to amend and restate the second sentence thereof in its entirety as follows:

“As of the Third Amendment Effective Date, the Aggregate Revolving Commitment Amount is $300,000,000.”

(iii) by amending and restating the definition of “BBM Terminalling Contracts” therein in its entirety as follows:

“BBMP Terminalling Contracts” shall mean the collective reference to Blakeley Terminalling Contracts, Brooklyn Terminalling Contracts, Mobile Terminalling Contracts and Pawnee Terminalling Contracts.

(iv) by amending the definition of “Loan Documents” therein to add the words “the Pawnee Acquisition Fee Letter,” immediately after the words “the JBBR Acquisition Fee Letter,” therein;

(v) by amending and restating the definition of “Material Acquisition” therein in its entirety as follows:

“Material Acquisition” shall mean (i) the JBBR Acquisition, (ii) the Pawnee Acquisition and (iii) any other Acquisition or purchase of any asset, the aggregate consideration payable to the seller in connection with which (including cash, equity and Indebtedness or liabilities incurred or assumed and transaction costs) exceeds $25,000,000.

(vi) by amending the definition of “Transaction Costs” therein to add a new clause (iv) as follows with the appropriate grammatical and punctuation changes thereto:

“(iv) the Third Amendment, the Pawnee Acquisition and all transactions entered into in contemplation and in furtherance thereof in an aggregate amount not to exceed $3,000,000”

(b) Each other reference in the Credit Agreement to “BBM Terminalling Contract” or “BBM Terminalling Contracts” is hereby amended by replacing such reference therein with “BBMP Terminalling Contract” or “BBMP Terminalling Contracts”, respectively.

(c) Section 2.14(d) of the Credit Agreement is hereby amended to add a new clause (iii) as follows with the appropriate grammatical and punctuation changes thereto:

“(iii) on the Third Amendment Effective Date to the Administrative Agent, its affiliates and the Lenders all fees in the Pawnee Acquisition Fee Letter that are due and payable on the Third Amendment Effective Date”

(d) Section 2.23 of the Credit Agreement is hereby amended:

(i) by amending clause (a) thereof to amend and restate the third parenthetical of the first sentence thereof in its entirety as follows:

“(other than with respect to the JBBR Acquisition Incremental Commitments and the Pawnee Acquisition Incremental Commitments)”

(ii) by amending clause (a) thereof to amend and restate clause (i) thereof in its entirety as follows:

“(i) the aggregate principal amount of all such Incremental Commitments made pursuant to this Section 2.23 after the Third Amendment Effective Date (but, for the avoidance of doubt, excluding the Pawnee Acquisition Incremental Commitments) shall not exceed $75,000,000 (the principal amount of each such Incremental Commitment, the “Incremental Commitment Amount”);”

(iii) by amending clause (b) thereof to amend and restate the second parenthetical of the first sentence thereof in its entirety as follows:

“(other than the JBBR Acquisition Incremental Commitments and the Pawnee Acquisition Incremental Commitments)”

(iv) by amending clause (c) thereof to amend and restate the first parenthetical of the first sentence thereof in its entirety as follows:

“(other than the JBBR Acquisition Incremental Commitments and the Pawnee Acquisition Incremental Commitments)”

(j) Section 4.11(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Schedule 4.11 lists all of the Real Estate owned by the Loan Parties as of the Third Amendment Effective Date.”

(k) Section 4.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 4.14 Subsidiaries. Schedule 4.14 sets forth the name of, the ownership interest of the applicable Loan Party in, the jurisdiction of incorporation or organization of, and the type of each Subsidiary of the Borrower and the other Loan Parties and identifies each Subsidiary that is a Loan Party, in each case as of the Third Amendment Effective Date. As of the Third Amendment Effective Date, no Subsidiaries are Unrestricted Subsidiaries.”

(l) Section 4.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 4.16 Deposit and Disbursement Accounts. Schedule 4.16 sets forth all banks and other financial institutions at which any Loan Party maintains deposit accounts, lockbox accounts, disbursement accounts, investment accounts or other similar accounts as of the Third Amendment Effective Date, and such Schedule correctly identifies the name of each financial institution in which the account is held, the type of the account, and the complete account number therefor.”

(m) Section 4.21(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Without limiting the generality of Section 4.1, except as set forth on Schedule 4.21, as of the Third Amendment Effective Date no certificate, license, permit, consent, authorization or order (to the extent not otherwise obtained) is required by any Loan Party or any of its Restricted Subsidiaries from any Governmental Authority to own, operate and maintain its Terminals, or to transport, process and/or distribute hydrocarbons under existing contracts and agreements as its Terminals are presently being owned, operated and maintained.”

(n) Section 5.9 of the Credit Agreement is hereby amended by amending and restating the parenthetical in the first sentence thereof in its entirety as follows:

“(including Permitted Acquisitions, the JBBR Acquisition, the Pawnee Acquisition and Restricted Payments permitted under Section 7.5)”

(o) Section 7.4 of the Credit Agreement is hereby amended by adding new clause (r) as follows with the appropriate grammatical and punctuation changes thereto:

“(r) the Pawnee Acquisition”

(p) Schedules I, 4.11, 4.14, 4.16 and 4.21 to the Credit Agreement are hereby amended and restated in their entirety with the Schedules attached as Annex I hereto.

Section 2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until:

(a) the Administrative Agent shall have received (i) an amendment fee in the amount of 0.05% of the Revolving Commitments as of the Third Amendment Effective Date (immediately prior to giving effect to the Pawnee Acquisition Incremental Commitments) of the Lenders that consent to this Amendment, to be applied pro rata among such Lenders, (ii) such other fees as the Borrower has previously agreed to pay the Administrative Agent, any of its affiliates and any of the Lenders pursuant to the Pawnee Acquisition Fee Letter and (iii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment and the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent);

(b) the Administrative Agent shall have received each of the following documents:

(i) executed counterparts to this Amendment from each of (i) the Loan Parties, (ii) the Required Lenders and (iii) the Lenders providing the Pawnee Acquisition Incremental Commitments;

(ii) copies of the acquisition agreement and related documents (including material financial information and analysis, environmental assessments and reports, opinions, certificates and lien searches) and information reasonably requested by the Administrative Agent with respect to the Pawnee Acquisition;

(iii) a pro forma Compliance Certificate signed by a Responsible Officer certifying that, before and after giving effect to the Pawnee Acquisition and any Indebtedness incurred in connection therewith, on a Pro Forma Basis and giving effect to any Project EBITDA Adjustment arising from any Pawnee Terminalling Contract on a pro forma basis, the Borrower is in compliance with each of the covenants set forth in Article VI of the Credit Agreement, measuring Consolidated Total Debt and, if applicable, Consolidated Secured Debt as of the date of the Pawnee Acquisition and otherwise recomputing the covenants set forth in Article VI of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered pursuant to Section 5.1(a) or (b) of the Credit Agreement as if such Acquisition had occurred, and any Indebtedness incurred in connection therewith was incurred, on the first day of the relevant period for testing compliance;

(iv) a certificate executed by a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that:

(A) immediately before and after giving effect to the Pawnee Acquisition and any Indebtedness incurred in connection therewith, no Default or Event of Default has occurred and is continuing or would result therefrom, and all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date;

(B) the Pawnee Acquisition is consensual and has been approved by the board of directors (or the equivalent thereof) of the Person whose stock or assets are being acquired;

(C) the Person or assets being acquired is in the energy logistics business or any business reasonably related thereto;

(D) the Pawnee Acquisition has been consummated in compliance with all Requirements of Law, and all consents and approvals from any Governmental Authority or other Person required in connection with the Pawnee Acquisition have been obtained; and

(E) immediately before and after giving effect to the Pawnee Acquisition and any Indebtedness incurred in connection therewith, the MLP and its Restricted Subsidiaries, on a consolidated basis, are Solvent;

(v) a certificate of good standing or existence, as may be available from the Secretary of State (or equivalent thereof) of the jurisdiction of organization of each Loan Party;

(vi) a certificate of the Secretary or Assistant Secretary of each Loan Party, in form and substance reasonably satisfactory to the Administrative Agent, (x) certifying that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) to the certificate of incorporation and bylaws (or, in each case, comparable organizational documents) from the certificate of incorporation and bylaws (or, in each case, comparable organizational documents) of such Loan Party delivered pursuant to the Credit Agreement on the Closing Date or the Second Amendment Effective Date, as applicable, and (y) attaching and certifying copies of the resolutions of its board of directors or other equivalent governing body, or comparable authorizations, authorizing the execution, delivery and performance of the Third Amendment, the Credit Agreement (as amended hereby) and any other Loan Documents executed in connection with the Third Amendment to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party; and

(vii) a favorable written opinion of Vinson & Elkins L.L.P., counsel to the Loan Parties, addressed to the Administrative Agent, the Issuing Bank and each of the Lenders and covering such matters relating to the Third Amendment, the Credit Agreement (as amended hereby), the other Loan Documents executed in connection with the Third Amendment and the transactions contemplated herein and therein as the Administrative Agent shall reasonably request.

Section 3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

(a) each of the Loan Parties (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company, as applicable, under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect;

(b) the execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and, if required, shareholder, partner or member, action;

(c) the execution, delivery and performance by the Loan Parties of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries or any judgment, order or ruling of any Governmental Authority where such violation could reasonably be expected to have a Material Adverse Effect, (iii) will not violate or result in a default under any Contractual Obligation of any Loan Party or any of its Restricted Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries where such a violation, default or payment could reasonably be expected to have a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens (if any) created under the Loan Documents;

(d) this Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e) immediately after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

Section 4. Reaffirmations and Acknowledgments.

(a) Ratification of Obligations. Each Loan Party hereby ratifies the Credit Agreement and the other Loan Documents to which it is a party and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement, as amended hereby, and the other Loan Documents applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

(b) Reaffirmation of Guaranty. Each Guarantor hereby consents to the execution and delivery by the Borrower of this Amendment and the consummation of the transactions described herein and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby). Each Guarantor hereby jointly and severally ratifies and confirms the terms of the Guaranty and Security Agreement with respect to the Indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all promissory notes issued thereunder. Each Guarantor hereby acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty and Security Agreement is and shall continue to be (i) a primary obligation of such Guarantor, (ii) an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty and Security Agreement.

(b) Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges and reaffirms that, as of the date hereof, the security interests and Liens granted to the Administrative Agent pursuant to the Guaranty and Security Agreement and the other Collateral Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Guaranty and Security Agreement and the other Collateral Documents.

Section 5. Post-Closing Obligations. The Lenders and the Loan Parties hereby agree that the Loan Parties will deliver, or will cause to be delivered, all guarantees, Collateral Documents and other related documents required under Section 5.12(a) of the Credit Agreement with respect to UET Midstream, each in form and substance satisfactory to the Administrative Agent, on or before August 13, 2015 or such later date as agreed to by the Administrative Agent in its sole discretion.

Section 6. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York and all applicable federal law of the United States of America.

Section 8. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

Section 9. Costs and Expenses. The Borrower agrees to pay the costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3 of the Credit Agreement.

Section 10. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

Section 11. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles and assigns.

Section 12. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or amendments, whether written or oral, with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ARC TERMINALS HOLDINGS LLC

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

ARC LOGISTICS PARTNERS LP

By: Arc Logistics GP LLC, its general partner

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Senior Vice President, Chief Financial Officer and Treasurer

ARC LOGISTICS LLC

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment]

ARC TERMINALS NEW YORK HOLDINGS, LLC

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and
Treasurer

ARC TERMINALS MOBILE HOLDINGS, LLC

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and
Treasurer

[Signature Page to Third Amendment]

BLAKELEY LOGISTICS, LLC

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and
Treasurer

ARC TERMINALS MISSISSIPPI HOLDINGS LLC

By:	/s/ Bradley Oswald
Name:	Bradley Oswald
Title:	Vice President, Chief Financial Officer and
Treasurer

[Signature Page to Third Amendment]

LENDERS:

SUNTRUST BANK, as a Lender

By:	/s/ Scott Mackey
Name:	Scott Mackey
Title:	Director

[Signature Page to Third Amendment]

LENDERS:

Citibank, N.A., as a Lender

By:	/s/ Daniel A Davis
Name:	Daniel A Davis
Title:	SVP

[Signature Page to Third Amendment]

LENDERS:

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

[Signature Page to Third Amendment]

LENDERS:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

[Signature Page to Third Amendment]

LENDERS:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Victor Ponce de León
Name:	Victor Ponce de León
Title:	Senior Vice President

[Signature Page to Third Amendment]

LENDERS:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page to Third Amendment]

LENDERS:

ONEWEST BANK N.A., as a Lender

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

[Signature Page to Third Amendment]

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Collin Nayer
Name:	Collin Nayer
Title:	Assistant Vice President

[Signature Page to Third Amendment]

LENDERS:

REGIONS BANK, as a Lender

By:	/s/ Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

[Signature Page to Third Amendment]

LENDERS:

Bank Midwest, a division of NBH Bank, N.A., as a Lender

By:	/s/ Sarah E Burchett
Name:	Sarah E Burchett
Title:	Vice President

[Signature Page to Third Amendment]

ANNEX I

Amended Schedules to Credit Agreement

[Attached]

SCHEDULE I

Commitment Amounts

Lender	Revolving Commitment Amount as of the Closing Date	Revolving Commitment Amount as of the Third Amendment Effective Date
SunTrust Bank	$27,500,000	$45,000,000
Citibank, N.A.	$22,500,000	$36,000,000
Wells Fargo Bank, N.A.	$22,500,000	$36,000,000
Barclays Bank PLC	$17,500,000	$36,000,000
Regions Bank	$17,500,000	$36,000,000
Branch Banking and Trust Company	$15,000,000	$29,500,000
Capital One, National Association	$15,000,000	$27,500,000
Royal Bank of Canada	$12,500,000	$22,000,000
Bank Midwest, a division of NBH Bank, N.A.	$12,500,000	$16,000,000
OneWest Bank N.A.	$12,500,000	$16,000,000
Aggregate Revolving Commitment Amount	$175,000,000	$300,000,000

SCHEDULE 4.11

Real Estate

Company	Property Location (Address including zip code)	County	Mortgagor- Mortgagee	Nature and Use	Fair Market Value (Acquired Value)	Does Property include fixtures?
Arc Terminals Holdings LLC	2201 Southport Ave. Baltimore, MD, 21226	Baltimore	None	Terminaling and Storage	$9,500,000	Yes
Arc Terminals Holdings LLC	801 Foot of Butt Street City of Chesapeake, VA, 23324	N/A	Arc Terminals Holdings LLC – Sun Trust Bank	Terminaling and Storage	$5,600,000	Yes
Arc Terminals Holdings LLC	2999 West Oak Street Selma, NC, 27576	Johnston	Arc Terminals Holdings LLC – Sun Trust Bank	Terminaling and Storage	$5,200,000	Yes
Arc Terminals Holdings LLC	2590 Southport Road Spartanburg, SC, 29302	Spartanburg	None	Terminaling and Storage	$2,500,000	Yes
Arc Terminals Holdings LLC	4009 Triangle Street McFarland, WI, 53558	Dane	Arc Terminals Holdings LLC – Sun Trust Bank	Terminaling and Storage	$4,500,000	Yes
Arc Terminals Holdings LLC	2844 Summit Street Toledo, OH, 43611	Lucas	Arc Terminals Holdings LLC – Sun Trust Bank	Terminaling and Storage	$6,000,000	Yes
Arc Terminals Holdings LLC	250 Mahoning Avenue Cleveland, OH, 41113	Cuyahoga	Arc Terminals Holdings LLC – Sun Trust Bank	Terminaling and Storage	$3,600,000	Yes
Arc Terminals Holdings LLC	2261 West 3rd Street Cleveland, OH, 41113	Cuyahoga	Arc Terminals Holdings LLC – Sun Trust Bank	Terminaling and Storage	$16,000,000	Yes
Arc Terminals Holdings LLC	20206 North State Route 29 Chillicothe, IL, 61523	Peoria	Arc Terminals Holdings LLC – Sun Trust Bank	Terminaling and Storage	$5,800,000	Yes

Arc Logistics LLC	500 Viaduct Rd. Chickasaw, AL, 36611	Mobile	Arc Logistics LLC – Sun Trust Bank	Terminaling and Storage	$23,700,000	Yes
Arc Logistics LLC	1437 Cochrane Causeway Mobile, AL, 36602	Mobile	Arc Logistics LLC– Sun Trust Bank	Terminaling and Storage	$22,300,000	Yes
Arc Terminals New York Holdings, LLC	25 Paidge Avenue Brooklyn, NY 11222	Kings	Arc Terminals New York Holdings, LLC – Sun Trust Bank	Terminaling and Storage	$27,000,000	Yes
Arc Terminals Mobile Holdings, LLC	835 Cochrane Causeway and 500 Cochrane Causeway, Mobile, AL 36602	Mobile	Arc Terminals Mobile Holdings, LLC – Sun Trust Bank	Terminaling and Storage	$13,000,000	Yes
Blakeley Logistics, LLC	Lot 1, Argain Subdivision (Map Book 95, Page 3)	Mobile	Blakeley Logistics, LLC – Sun Trust Bank	Land	$7,212,000	No
UET Midstream LLC	Buckingham Site Lot A Recorded Exemption RECX14-0059; Being part of SW4 of Section 34, T8N, R59W of the 6th P.M., Weld County, CO	Weld	UET Midstream LLC – Sun Trust Bank	Land	$42,000	No
UET Midstream LLC	53561 Weld County Road 119 New Raymer, Colorado 80742	Weld	UET Midstream LLC – Sun Trust Bank	Terminaling and Storage	$23,000,000	Yes

SCHEDULE 4.14

Subsidiaries

Name of Subsidiary	Owner	Ownership Interest	Jurisdiction of Organization	Type of Subsidiary	Loan Party?
Arc Logistics LLC	Arc Logistics Partners LP	100%	Delaware	Limited liability company	Yes
Arc Terminals Holdings LLC	Arc Logistics LLC	100%	Delaware	Limited liability company	Yes
Arc Terminals New York Holdings, LLC	Arc Terminals Holdings LLC	100%	Delaware	Limited liability company	Yes
Arc Terminals Mobile Holdings, LLC	Arc Terminals Holdings LLC	100%	Delaware	Limited liability company	Yes
Blakeley Logistics, LLC	Arc Terminals Holdings LLC	100%	Alabama	Limited liability company	Yes
Arc Terminals Mississippi Holdings LLC	Arc Terminals Holdings LLC	100%	Delaware	Limited liability company	Yes
Arc Terminals Joliet Holdings LLC	Arc Terminals Holdings LLC	60%	Delaware	Limited liability company	No
Joliet Bulk, Barge & Rail LLC	Arc Terminal Joliet Holdings LLC	100%	Delaware	Limited liability company	No
JBBR Pipeline LLC	Joliet Bulk, Barge and Rail LLC	100%	Delaware	Limited liability company	No
UET Midstream, LLC	Arc Terminals Holdings LLC	100%	North Dakota	Limited liability company	Yes

SCHEDULE 4.16

Deposit and Disbursement Accounts

Name of Loan Party	Name of Bank	Type of Account	Account Number
Arc Terminals Holdings LLC	Citibank, N.A.	Checking	9955528423
Arc Terminals Holdings LLC	Citibank, N.A.	IMMA	9941948013

SCHEDULE 4.21

State and Federal Regulation

Location of Terminal	Necessary Permits/Plans

Mobile, AL

•    Air

•    Spill Prevention Control and Countermeasure

•    National Pollution Discharge Elimination System

•    Best Management Practices

•    Facility Security Plan

•    Facility Response Plan

•    Dock Operations Manual

Chickasaw, AL	• Spill Prevention Control and Countermeasure • National Pollution Discharge Elimination System • Best Management Practices • Facility Security Plan • Facility Response Plan • Dock Operations Manual

Saraland, AL	• Air • Spill Prevention Control and Countermeasure • National Pollution Discharge Elimination System • Best Management Practices

Chillicothe, IL	• Air • Spill Prevention Control and Countermeasure • National Pollution Discharge Elimination System • Storm Water Pollution Prevention Plan • Facility Security Plan • Facility Response Plan

Cleveland, OH1

•    Air

•    Spill Prevention Control and Countermeasure

•    National Pollution Discharge Elimination System

•    Storm Water Pollution Prevention Plan

•    Facility Security Plan

•    Facility Response Plan

•    City Air Permit

•    Dock Operations Manual

McFarland, WI	• Air • Spill Prevention, Control and Countermeasure • National Pollution Discharge Elimination System • Facility Response Plan

[1]	For permits, both properties in Cleveland, OH are treated as one facility.

• Storm Water Pollution Prevention Plan • Facility Security Plan

City of Chesapeake, VA

•    Air

•    Spill Prevention, Control and Countermeasure

•    National Pollution Discharge Elimination System

•    Storm Water Pollution Prevention Plan

•    Facility Response Plan

•    Facility Security Plan

•    Tank Registrations

•    Leak Detection and Repair/Oil Discharge Contingency Plan

•    Dock Operations Manual

Selma, NC	• Air • Spill Prevention, Control and Countermeasure • National Pollution Discharge Elimination System • Storm Water Pollution Prevention Plan • Facility Security Plan • Facility Response Plan

Toledo, OH

•    Air

•    National Pollution Discharge Elimination System

•    Storm Water Pollution Prevention Plan

•    Integrated Contingency Plan

•    Facility Security Plan

•    Operator Qualification Plan

•    Integrity Management Plan

•    Public Awareness Program

•    Operating and Maintenance Manual

•    DOT Annual Report

•    Drug Testing Program

Brooklyn, NY

•    Chemical Bulk Storage Permit

•    Integrated Contingency Plan

•    Dock Operations Manual

•    Major Oil Storage Facility Permit

•    New York Fire Department Permit

•    Facility Security Plan

•    Title V Air permit

•    State Pollution Discharge Elimination System Permit

Joliet, IL	• Air • Spill Prevention Control and Countermeasure • National Pollution Discharge Elimination System • Best Management Practices • Facility Security Plan • Facility Response Plan

Portland, OR	• Air • Spill Prevention Control and Countermeasure

• National Pollution Discharge Elimination System • Best Management Practices • Facility Security Plan • Facility Response Plan

Pawnee, CO

•    Air

•    Spill Prevention Counter and Control Measure

•    National Pollution Discharge Elimination System

•    Best Management Practices

•    Facility Security Plan

•    Facility Response Plan

•    Well Water Permit

•    Septic Permit

•    Construction Permits